SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 23, 2002

 Andersen Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1460	06-0659863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, Suite 1202 New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

(212) 826-8942
Registrants telephone number, including area code

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number                  Description

99.1                                  Press Release dated July 23, 2003.

Item 9.  Regulation FD Disclosure.  (The following discussion is furnished under "Item 12. Results of Operations and Financial Condition").

On July 23, 2003 Andersen Group, Inc. (the "Company") announced via press release that it had received notification from The Nasdaq staff indicating that the Company has evidenced compliance with the market value of publicly held shares requirement, and that the proceedings relating to the de-listing of the Company's securities have been withdrawn.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Andersen Group, Inc.
(Registrant)

Date:       July 23, 2003

/s/ Andrew M. O'Shea

Name:        Andrew M. O'Shea
Title:          Chief Financial Officer